UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549	OMB APPROVAL
OMB Number: 3235-0578 Expires: April 30, 2013 Estimated average burden hours per response........5.6

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21734

PIMCO Global StocksPLUS® & Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY		10105
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna 1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2011

Date of reporting period:	December 31, 2010

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item  1. Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

December 31, 2010 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*
MORTGAGE-BACKED SECURITIES—70.7%
	Banc of America Commercial Mortgage, Inc., CMO, VRN (j),
$2,000	5.333%, 3/11/41 (a)(d)	NR/BBB	$1,595,177
2,600	5.889%, 7/10/44	NR/A+	2,780,858
	Banc of America Funding Corp., CMO,
376	0.481%, 7/20/36, FRN	Caa2/AAA	309,519
1,170	2.997%, 12/20/34, VRN	NR/A-	798,907
2,951	5.655%, 3/20/36, FRN	Caa2/B	2,458,725
714	5.846%, 1/25/37, VRN	Caa3/D	473,661
289	Banc of America Mortgage Securities, Inc., 6.00%, 7/25/46, CMO	B2/CCC	286,426
3,000	BCRR Trust, 5.858%, 7/17/40, CMO, VRN (a)(d)(j)	Aa2/NR	2,831,763
	Bear Stearns Adjustable Rate Mortgage Trust, CMO, VRN,
571	3.060%, 3/25/35	Caa2/BB-	472,694
1,574	3.200%, 2/25/34	Aa3/AA	1,408,810
2,499	5.727%, 8/25/47	NR/CCC	2,133,233
552	5.75%, 7/25/36	NR/CCC	409,180
	Bear Stearns Alt-A Trust, CMO, VRN,
718	2.691%, 4/25/35	Caa1/BBB+	514,480
398	2.955%, 9/25/35	Caa3/CCC	304,814
	Bear Stearns Commercial Mortgage Securities, CMO, VRN,
1,300	5.625%, 3/13/40 (a)(d)	NR/BBB+	1,102,654
1,000	5.694%, 6/11/50 (j)	NR/A+	1,061,710
1,000	5.718%, 2/11/41 (a)(d)	NR/BBB-	756,886
	Bear Stearns Structured Products, Inc., CMO, VRN,
645	2.360%, 1/26/36	B2/A+	423,119
658	5.339%, 12/26/46	Caa1/CCC	463,472
1,630	CBA Commercial Small Balance Commercial Mortgage,
	5.54%, 1/25/39, CMO (a)(d)	C/BB-	818,895
	CC Mortgage Funding Corp., CMO, FRN (a)(d),
142	0.561%, 8/25/35	A3/AAA	95,979
25	0.601%, 10/25/34	Aaa/AAA	22,179
1,292	Charlotte Gateway Village LLC, 6.41%, 12/1/16, CMO (a)(d)(f)(j)	NR/A+	1,351,474
1,600	Chase Commercial Mortgage Securities Corp.,
	6.65%, 7/15/32, CMO (a)(d)	Ba3/NR	1,437,321
47	Citicorp Mortgage Securities, Inc., 6.50%, 2/25/24, CMO	WR/AAA	46,351
	Citigroup Mortgage Loan Trust, Inc., CMO,
176	2.56%, 8/25/35, FRN	B3/AA	158,900
1,616	3.399%, 3/25/37, VRN	NR/CCC	1,007,328
1,015	Citigroup/Deutsche Bank Commercial Mortgage Trust,
	5.222%, 7/15/44, CMO, VRN	Baa3/BBB	839,541
	Countrywide Alternative Loan Trust, CMO,
1,833	0.471%, 5/20/46, FRN	Ca/CCC	1,032,621
375	0.501%, 12/25/46, FRN	C/CCC	106,254
2,231	0.591%, 10/25/35, FRN	Caa3/CCC	1,369,281
4,505	0.611%, 5/25/36, FRN	Caa3/CCC	2,593,745
112	5.25%, 8/25/35	NR/CCC	105,644
1,553	5.50%, 8/25/34	NR/AAA	908,292
83	5.50%, 2/25/36	Caa3/CC	60,314
1,352	5.50%, 3/25/36	Caa3/NR	1,091,501
639	5.591%, 10/25/35, VRN	NR/CC	441,807
687	5.724%, 2/25/37, VRN	NR/CCC	507,151
219	6.25%, 9/25/34	A1/AAA	220,163

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
$463	0.501%, 3/25/36, FRN	Caa3/B	$318,626
1,927	0.581%, 3/25/35, FRN (j)	Caa2/AAA	1,237,412
309	0.651%, 2/25/35, FRN	Ba1/BBB	107,859
337	2.816%, 10/20/35, VRN	Ca/CCC	215,652
802	2.984%, 8/25/34, VRN	Ba1/BB+	628,055
816	3.638%, 3/25/37, VRN	Ca/CC	426,565
1,729	5.104%, 10/20/35, VRN	Caa2/CCC	1,273,321
657	5.278%, 10/20/35, VRN	Caa2/CCC	529,754
270	5.50%, 8/25/35	NR/CCC	240,494
344	6.00%, 3/25/36	NR/CCC	65,446
2,600	Credit Suisse First Boston Mortgage Securities Corp.,
	5.745%, 12/15/36, CMO, VRN (a)(d)	NR/BBB+	2,017,108
	Credit Suisse Mortgage Capital Certificates, CMO,
900	5.467%, 7/18/16, VRN (a)(d)	NR/NR	878,071
523	6.00%, 11/25/36	B1/NR	466,704
2,000	6.214%, 2/15/41, VRN (j)	NR/AA	2,071,160
1,643	Falcon Franchise Loan LLC, 4.856%, 1/5/25, CMO (a)(d)	Ba1/NR	1,562,347
	First Horizon Alternative Mortgage Securities, CMO, FRN,
1,240	5.422%, 11/25/36	NR/D	663,064
431	5.588%, 2/25/36	C/D	13,734
2,493	First Horizon Asset Securities, Inc., 5.419%, 1/25/37, CMO, FRN	NR/CCC	1,961,294
	GE Capital Commercial Mortgage Corp., CMO, VRN,
1,000	5.133%, 7/10/45 (a)(d)	NR/BB	596,571
1,000	5.150%, 5/10/43	NR/BB	736,981
353	GMAC Mortgage Corp. Loan Trust, 3.342%, 6/25/34, CMO, FRN	NR/AAA	312,021
	GSR Mortgage Loan Trust, CMO,
436	2.825%, 9/25/35, FRN	NR/AAA	418,458
448	2.936%, 5/25/35, VRN	Caa1/B+	320,041
312	3.473%, 4/25/35, VRN	Caa2/BB-	240,052
732	5.50%, 6/25/36	NR/CCC	693,445
1,422	5.50%, 1/25/37	Caa1/NR	1,262,976
	Harborview Mortgage Loan Trust, CMO,
47	0.561%, 4/19/34, FRN	Aaa/AAA	42,874
286	2.538%, 11/19/34, FRN	Ba1/B+	184,116
115	5.518%, 8/19/36, VRN	NR/CCC	93,964
1,236	5.881%, 6/19/36, VRN	Ca/D	735,770
980	HSBC Asset Loan Obligation, 5.915%, 1/25/37, CMO, VRN	NR/CC	638,315
3	Impac CMB Trust, 0.901%, 10/25/33, CMO, FRN	WR/A	2,843
	Indymac Index Mortgage Loan Trust, CMO, FRN,
3,621	0.531%, 6/25/37	C/CCC	811,233
102	0.541%, 3/25/35	B3/BB-	73,633
¥81,232	JLOC Ltd., 0.456%, 2/16/16, CMO, FRN (a)(d)	Aaa/AAA	818,229
$1,192	JPMorgan Alternative Loan Trust, 7.00%, 12/25/35, CMO	NR/CCC	687,077
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO (a)(d),
2,000	0.710%, 7/15/19, FRN (j)	Baa1/NR	1,620,384
1,500	5.289%, 5/15/41, VRN	Ba1/NR	1,046,237
	JPMorgan Mortgage Trust, CMO,
2,144	3.101%, 8/25/35, FRN	NR/CCC	1,861,221
1,428	3.266%, 4/25/37, VRN	Caa2/CCC	971,434
210	5.50%, 1/25/36	NR/CCC	180,577
481	5.50%, 6/25/37	NR/CC	471,232
3,405	5.523%, 8/25/36, VRN	Caa2/NR	2,546,508
872	5.720%, 5/25/36, VRN	Caa1/NR	722,458

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*
	Luminent Mortgage Trust, CMO, FRN,
$1,645	0.431%, 12/25/36	Caa2/B+	$1,079,125
1,663	0.461%, 10/25/46	Caa2/A-	1,108,682
	MASTR Adjustable Rate Mortgage Trust, CMO, VRN,
1,149	2.840%, 11/25/35 (a)(d)	Caa1/CCC	719,452
506	3.391%, 10/25/34	NR/A	406,459
148	Mellon Residential Funding Corp., 0.740%, 6/15/30, CMO, FRN	Aaa/AAA	144,767
501	Merrill Lynch Alternative Note Asset, 0.331%, 1/25/37, CMO, FRN	Ca/CCC	199,555
1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust,
	5.378%, 8/12/48, CMO	Aa2/A	1,022,853
398	MLCC Mortgage Investors, Inc., 1.707%, 10/25/35, CMO, FRN	Baa1/AAA	363,168
	Morgan Stanley Capital I, CMO,
500	5.191%, 11/14/42, VRN	Baa3/BB+	374,545
100	5.379%, 8/13/42, VRN (a)(d)	NR/BB-	46,589
1,415	5.569%, 12/15/44	NR/A+	1,455,358
551	Opteum Mortgage Acceptance Corp., 0.531%, 7/25/36, CMO, FRN	Caa3/CCC	256,027
353	Provident Funding Mortgage Loan Trust, 2.830%, 10/25/35, CMO, FRN	B1/AAA	304,370
3,000	RBSCF Trust, 6.068%, 2/17/51, CMO, VRN (a)(d)	NR/NR	2,850,972
	Residential Accredit Loans, Inc., CMO,
700	3.224%, 12/26/34, VRN	B2/BB+	515,496
1,883	5.302%, 1/25/36, VRN	Caa3/D	1,057,532
812	6.00%, 9/25/35	NR/CC	645,967
906	6.00%, 8/25/36	Ca/D	620,638
293	Residential Asset Mortgage Products, Inc., 7.50%, 12/25/31, CMO	NR/BB-	295,948
	Structured Adjustable Rate Mortgage Loan Trust, CMO,
1,446	1.723%, 5/25/35, FRN	Caa3/CCC	800,358
259	5.486%, 9/25/35, VRN	Caa2/BB-	221,139
1,613	5.736%, 4/25/36, VRN	NR/CC	1,242,144
993	5.860%, 1/25/36, VRN	NR/CCC	780,896
1,378	6.014%, 11/25/36, VRN	NR/CC	1,063,550
	Structured Asset Mortgage Investments, Inc., CMO, FRN,
801	0.491%, 2/25/36	Caa3/CCC	444,821
711	0.541%, 2/25/36	Caa3/CCC	431,883
900	Structured Asset Securities Corp., 0.411%, 5/25/36, CMO, FRN	Caa1/CCC	589,281
415	Suntrust Adjustable Rate Mortgage Loan Trust,
	3.081%, 1/25/37, CMO, VRN	NR/CCC	331,328
	Wachovia Bank Commercial Mortgage Trust, CMO,
642	1.261%, 9/15/21, FRN (a)(d)	Caa1/CCC-	594,971
1,020	4.982%, 2/15/35 (a)(d)	NR/B+	794,803
1,500	5.362%, 1/15/41, VRN (a)(d)	Ba1/BBB	787,877
2,500	5.902%, 2/15/51, VRN (j)	Aaa/BBB	2,585,602
1,509	Wachovia Mortgage Loan Trust LLC, 2.995%, 10/20/35, CMO, FRN	NR/B+	1,189,601
	WaMu Mortgage Pass Through Certificates, CMO,
278	0.551%, 7/25/45, FRN	B1/AAA	242,310
1,738	0.551%, 10/25/45, FRN (j)	B2/AAA	1,478,128
1,757	0.581%, 7/25/45, FRN (j)	Ba1/AAA	1,501,130
248	1.058%, 1/25/47, FRN	Caa2/CCC	166,373
257	2.904%, 7/25/42, FRN	Aa3/AAA	237,243
1,058	5.000%, 2/25/37, VRN	NR/CCC	837,426
1,266	5.302%, 12/25/36, VRN	NR/CCC	974,241
460	5.735%, 7/25/37, FRN	NR/CCC	390,257
132	6.015%, 8/25/36, FRN	NR/CCC	27,488
4,467	Washington Mutual Alternative Mortgage Pass Through Certificates,
	1.098%, 4/25/47, CMO, FRN	Ca/CC	1,183,571

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*
	Wells Fargo Mortgage Backed Securities Trust, CMO,
$1,374	5.508%, 3/25/36, FRN	NR/BB	$1,251,911
1,613	6.00%, 3/25/37	Caa2/NR	1,385,627
900	Wells Fargo Mortgage-Backed Securities Trust,
	5.739%, 10/25/36, CMO, VRN	Caa1/NR	775,165
	Total Mortgage-Backed Securities (cost—$88,814,290)		103,342,772

CORPORATE BONDS & NOTES—57.4%
Airlines—3.7%
1,000	American Airlines, Inc., 10.50%, 10/15/12 (j)	B2/B	1,101,250
1,165	Northwest Airlines, Inc., 1.034%, 5/20/14, FRN (MBIA) (j)	Baa2/A-	1,100,919
	United Air Lines Pass Through Trust (j),
2,172	6.636%, 1/2/24	Baa2/BB+	2,177,544
944	10.40%, 5/1/18	Baa2/BBB+	1,090,674
			5,470,387

Automotive—0.1%
100	Tenneco, Inc., 8.625%, 11/15/14	B3/B	103,375

Banking—5.8%
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
€1,000	6.875%, 3/19/20	NR/NR	1,274,621
$1,600	11.00%, 6/30/19 (a)(d)(g)(j)	A2/AA-	2,074,085
2,800	Discover Bank, 7.00%, 4/15/20 (j)	Ba1/BBB-	3,015,292
2,000	Regions Financial Corp., 7.75%, 11/10/14 (j)	Ba3/BB+	2,081,720
			8,445,718

Financial Services—22.2%
	Ally Financial, Inc.,
31	6.00%, 3/15/19	B3/B	26,620
9	6.10%, 9/15/19	B3/B	7,806
45	6.15%, 3/15/16	B3/B	41,593
60	6.25%, 4/15/19	B3/B	52,329
98	6.30%, 8/15/19	B3/B	86,024
7	6.35%, 4/15/16	B3/B	6,512
10	6.35%, 4/15/19	B3/B	8,794
23	6.50%, 10/15/16	B3/B	21,387
10	6.55%, 12/15/19	B3/B	8,879
12	6.60%, 8/15/16	B3/B	11,248
29	6.65%, 6/15/18	B3/B	26,638
10	6.65%, 10/15/18	B3/B	9,047
29	6.70%, 6/15/18	B3/B	26,718
29	6.75%, 8/15/16	B3/B	27,264
10	6.75%, 9/15/16	B3/B	9,408
3	6.75%, 6/15/17	B3/B	2,804
56	6.75%, 3/15/18	B3/B	52,229
5	6.75%, 7/15/18	B3/B	4,631
20	6.75%, 9/15/18	B3/B	18,275
3	6.75%, 6/15/19	B3/B	2,712
18	6.85%, 4/15/16	B3/B	17,088
19	6.85%, 7/15/16	B3/B	17,965
37	6.85%, 5/15/18	B3/B	34,462

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*
Financial Services (continued)
$2	6.875%, 8/15/16	B3/B	$1,893
18	6.875%, 7/15/18	B3/B	16,685
30	6.90%, 6/15/17	B3/B	28,135
50	6.90%, 7/15/18	B3/B	46,460
5	6.90%, 8/15/18	B3/B	4,628
8	6.95%, 6/15/17	B3/B	7,557
18	7.00%, 1/15/17	B3/B	17,160
28	7.00%, 6/15/17	B3/B	26,371
60	7.00%, 7/15/17	B3/B	56,484
129	7.00%, 2/15/18	B3/B	122,439
1	7.00%, 3/15/18	B3/B	946
42	7.00%, 8/15/18	B3/B	39,113
223	7.05%, 3/15/18 (j)	B3/B	211,585
4	7.05%, 4/15/18	B3/B	3,782
80	7.15%, 9/15/18	B3/B	74,894
15	7.20%, 10/15/17	B3/B	14,208
193	7.25%, 8/15/12	B3/B	193,102
109	7.25%, 9/15/17	B3/B	103,584
181	7.25%, 1/15/18	B3/B	173,378
293	7.25%, 4/15/18	B3/B	278,386
5	7.25%, 8/15/18	B3/B	4,723
91	7.25%, 9/15/18	B3/B	85,702
199	7.30%, 1/15/18	B3/B	191,053
57	7.35%, 4/15/18	B3/B	54,822
2	7.375%, 4/15/18	B3/B	1,926
55	7.40%, 12/15/17	B3/B	52,336
12	7.50%, 6/15/16	B3/B	11,724
7	7.50%, 11/15/16	B3/B	6,859
51	7.50%, 8/15/17	B3/B	48,532
18	7.50%, 11/15/17	B3/B	17,443
22	7.50%, 12/15/17	B3/B	21,355
4	7.55%, 5/15/16	B3/B	3,915
12	7.75%, 10/15/17	B3/B	11,756
46	8.00%, 11/15/17	B3/B	45,730
2	8.125%, 11/15/17	B3/B	1,998
326	9.00%, 7/15/20 (j)	B3/B	330,189
2,700	C10 Capital SPV Ltd., 6.722%, 12/31/16 (g)(j)	NR/B-	1,911,794
	CIT Group, Inc.,
302	7.00%, 5/1/13 (j)	B3/B+	309,209
454	7.00%, 5/1/14 (j)	B3/B+	459,278
454	7.00%, 5/1/15 (j)	B3/B+	455,876
756	7.00%, 5/1/16	B3/B+	760,739
1,058	7.00%, 5/1/17 (j)	B3/B+	1,063,714
1,200	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37) (j)	Ba1/BB+	1,254,000
	Ford Motor Credit Co. LLC (j),
2,120	3.039%, 1/13/12, FRN	Ba2/B+	2,141,306
2,300	7.50%, 8/1/12	Ba2/B+	2,446,292
400	8.00%, 6/1/14	Ba2/B+	441,013
3,850	8.00%, 12/15/16	Ba2/B+	4,307,361
€4,600	General Electric Capital Corp.,
	4.625%, 9/15/66, (converts to FRN on 9/15/16) (a)(d)	Aa3/A+	5,152,897

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*
Financial Services (continued)
$1,000	HSBC Finance Corp., 6.676%, 1/15/21 (a)(d)(j)	Baa1/BBB+	$1,012,114
3,000	International Lease Finance Corp., 6.625%, 11/15/13 (j)	B1/BB+	3,078,750
1,000	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)(j)	Baa3/NR	1,045,000
	SLM Corp.,
€200	1.356%, 6/17/13, FRN	Ba1/BBB-	240,585
$200	3.194%, 2/1/14, FRN	Ba1/BBB-	182,998
1,000	8.00%, 3/25/20	Ba1/BBB-	1,015,545
1,250	8.45%, 6/15/18 (j)	Ba1/BBB-	1,300,990
1,000	Stone Street Trust, 5.902%, 12/15/15 (a)(d)	A3/A-	1,037,936
			32,448,683

Healthcare & Hospitals—3.7%
3,000	Biomet, Inc., 11.625%, 10/15/17 (j)	Caa1/B-	3,330,000
2,000	HCA, Inc., 9.25%, 11/15/16 (j)	B2/BB-	2,138,750
			5,468,750

Hotels/Gaming—0.8%
1,100	MGM Resorts International, 9.00%, 3/15/20 (a)(d)	B1/B	1,215,500

Insurance—5.1%
	American International Group, Inc. (j),
4,565	5.60%, 10/18/16	A3/A-	4,726,026
1,350	6.25%, 5/1/36	A3/A-	1,303,818
1,300	6.40%, 12/15/20	A3/A-	1,366,482
			7,396,326

Materials & Processing—1.0%
1,148	Teck Resources Ltd., 10.25%, 5/15/16 (j)	Baa2/BBB	1,422,169

Oil & Gas—6.8%
	Anadarko Petroleum Corp.,
200	6.20%, 3/15/40	Ba1/BBB-	195,884
1,200	6.375%, 9/15/17 (j)	Ba1/BBB-	1,308,960
1,500	6.45%, 9/15/36 (j)	Ba1/BBB-	1,500,755
2,900	BP Capital Markets PLC, 4.75%, 3/10/19 (j)	A2/A	2,994,937
357	Global Geophysical Services, Inc., 10.50%, 5/1/17	B3/B	357,000
3,000	Quicksilver Resources, Inc., 11.75%, 1/1/16 (j)	B2/B+	3,510,000
			9,867,536

Real Estate Investment Trust—2.1%
1,000	Kilroy Realty L.P., 5.00%, 11/3/15 (j)	Baa3/BBB-	993,802
2,000	Reckson Operating Partnership L.P., 7.75%, 3/15/20 (j)	Ba2/BB+	2,143,548
			3,137,350

Retail—3.4%
2,622	CVS Pass Through Trust, 5.88%, 1/10/28 (j)	Baa2/NR	2,667,556
3,000	New Albertson’s, Inc., 8.00%, 5/1/31 (j)	B2/B+	2,265,000
			4,932,556

Telecommunications—1.5%
2,000	Wind Acquisition Finance S.A., 11.75%, 7/15/17 (a)(d)(j)	B2/B+	2,265,000

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*
Transportation—0.8%
$1,075	Navios Maritime Holdings, Inc., 8.875%, 11/1/17 (j)	Ba3/BB-	$1,169,062

Utilities—0.4%
500	Energy Future Holdings Corp., 10.00%, 1/15/20 (a)(d)(j)	Caa3/B	516,886
	Total Corporate Bonds & Notes (cost—$75,933,007)		83,859,298

U.S. GOVERNMENT AGENCY SECURITIES—11.1%
	Fannie Mae,
2,825	4.50%, 8/1/39, MBS (j)	Aaa/AAA	2,903,656
2,467	4.50%, 10/1/39, MBS (j)	Aaa/AAA	2,535,236
3,785	6.00%, 8/1/34, MBS (j)	Aaa/AAA	4,162,887
1,252	6.00%, 12/1/34, MBS (j)	Aaa/AAA	1,375,203
2,001	6.00%, 11/1/36, MBS (j)	Aaa/AAA	2,193,830
564	6.00%, 12/1/37, MBS (j)	Aaa/AAA	613,671
757	6.00%, 3/1/38, MBS (j)	Aaa/AAA	823,309
179	7.00%, 12/25/23, CMO (j)	Aaa/AAA	208,169
117	7.50%, 6/1/32, MBS (j)	Aaa/AAA	131,836
49	7.80%, 6/25/26, ABS, VRN	Aaa/AAA	49,353
261	9.802%, 12/25/42, CMO, VRN (j)	Aaa/AAA	290,467
712	13.806%, 8/25/22, CMO, FRN (b)(j)	Aaa/AAA	906,965
27	Freddie Mac, 7.00%, 8/15/23, CMO (j)	Aaa/AAA	30,042
	Total U.S. Government Agency Securities (cost—$15,517,305)		16,224,624

ASSET-BACKED SECURITIES—9.5%
1,133	Aircraft Certificate Owner Trust, 6.455%, 9/20/22 (a)(d)(f)	Ba3/BB+	1,122,125
488	Ameriquest Mortgage Securities, Inc., 5.886%, 2/25/33, FRN	Ca/D	37,298
573	Bayview Financial Asset Trust, 1.211%, 12/25/39, FRN (a)(d)	Caa2/NR	391,447
100	Carrington Mortgage Loan Trust, 0.411%, 8/25/36, FRN	Ca/AA-	51,927
500	Centex Home Equity, 0.711%, 6/25/35, FRN	Caa2/AA	418,850
	Citigroup Mortgage Loan Trust, Inc.,
367	0.421%, 1/25/37, FRN	Caa3/CCC	138,508
1,139	5.972%, 1/25/37	Caa3/CCC	695,964
	Countrywide Asset-Backed Certificates, FRN,
320	0.411%, 1/25/37	Caa1/CCC	224,864
82	0.811%, 9/25/34 (a)(d)	NR/AAA	66,141
301	Denver Arena Trust, 6.94%, 11/15/19 (a)(d)	NR/NR	281,520
445	EMC Mortgage Loan Trust, 0.731%, 5/25/39, FRN (a)(d)	Aaa/NR	314,278
745	Fifth Third Home Equity Loan Trust, 0.511%, 9/20/23, FRN	Ba1/BBB	604,135
	Lehman XS Trust,
899	5.42%, 11/25/35	A3/AAA	881,570
749	5.72%, 5/25/37	Caa3/CC	512,972
332	Long Beach Mortgage Loan Trust, 1.386%, 5/25/32, FRN	A2/AAA	268,352
779	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	A1/BBB	716,690
451	Morgan Stanley ABS Capital I, 0.321%, 5/25/37, FRN	Caa3/BB	391,214
5,000	Origen Manufactured Housing, 7.65%, 3/15/32 (j)	B2/NR	5,045,896
224	Quest Trust, 0.381%, 8/25/36, FRN (a)(d)	Caa3/BBB	206,693
	Residential Asset Mortgage Products, Inc.,
122	0.941%, 3/25/33, FRN	Ba1/CCC	87,737
171	5.572%, 6/25/32, VRN	Aa3/BB	131,091

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*
$277	Residential Funding Securities LLC, 0.711%, 6/25/33, FRN (a)(d)	Aa1/AAA	$230,292
94	Soundview Home Equity Loan Trust, 0.321%, 11/25/36, FRN (a)(d)	Caa3/CCC	34,200
1,122	Structured Asset Securities Corp., 0.561%, 6/25/35, FRN	Caa2/AA+	789,034
433	Washington Mutual Asset Backed Certificates, 0.321%, 10/25/36, FRN	Caa2/CCC	295,258
	Total Asset-Backed Securities (cost—$12,467,094)		13,938,056

SENIOR LOANS (a)(c)—3.7%
Automotive Products—1.0%
	Ford Motor Corp., Term B1 ,
1,060	3.02%, 12/15/13		1,057,121
426	3.04%, 12/15/13		424,699
			1,481,820

Healthcare & Hospitals—0.7%
1,000	HCA, Inc., 2.553%, 11/17/13, Term B1		991,500

Insurance—1.7%
2,500	American General Finance Corp., 7.25%, 4/21/15		2,538,282

Utilities—0.3%
	Texas Competitive Electric Holdings Co. LLC,
487	3.764%, 10/10/14		374,625
10	3.764%, 10/10/14, Term B		7,808
			382,433
	Total Senior Loans (cost—$5,327,682)		5,394,035

U.S. TREASURY OBLIGATIONS (e)(h)—1.4%
2,000	U.S. Treasury Notes, 2.375%, 8/31/14 (cost—$2,072,210)		2,072,188

MUNICIPAL BONDS & NOTES—0.9%
West Virginia—0.9%
1,895	Tobacco Settlement Finance Auth. Rev.,
	7.467%, 6/1/47, Ser. A (cost—$1,782,897)	Baa3/BB+	1,316,476

Shares
CONVERTIBLE PREFERRED STOCK—0.3%
Electric Utilities—0.3%
8,600	PPL Corp., 9.50%, 7/1/13 (cost—$430,000)	NR/NR	472,742

Principal
Amount
(000s)
SHORT-TERM INVESTMENTS—22.9%
Corporate Notes—9.1%
Financial Services—5.9%
€800	American General Finance Corp., 4.625%, 6/22/11	B3/NR	1,061,062
	Ford Motor Credit Co. LLC (j),
$3,000	5.552%, 6/15/11, FRN	Ba2/B+	3,048,750
1,300	7.25%, 10/25/11	Ba2/B+	1,343,874
1,000	7.375%, 2/1/11	Ba2/B+	1,003,007
2,100	International Lease Finance Corp., 4.95%, 2/1/11 (j)	B1/BB+	2,110,500
			8,567,193

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*
Insurance—3.1%
$4,500	American International Group, Inc., 0.399%, 10/18/11, FRN (j)	A3/A-	$4,465,382

Oil & Gas—0.1%
200	BP Capital Markets PLC, 0.442%, 4/11/11, FRN	A2/NR	200,096
	Total Corporate Notes (cost—$12,601,483)		13,232,671

U.S. Government Agency Securities (h)—0.5%
	Freddie Mac,
552	0.147%, 2/1/11, FRN	Aaa/AAA	552,065
174	0.372%, 3/9/11, FRN	Aaa/AAA	174,059
	Total U.S. Government Agency Securities (cost—$726,078)		726,124

U.S. Treasury Obligations (h)—8.6%
	U.S. Treasury Bills,
11,913	0.108%-0.198%, 1/6/11-6/9/11 (k)		11,911,189
	U.S. Treasury Notes,
176	0.875%, 4/30/11		176,426
494	0.875%, 5/31/11		495,486
	Total U.S. Treasury Obligations (cost—$12,580,755)		12,583,101

Repurchase Agreements—4.7%
5,900	Credit Suisse Securities (USA) LLC, dated 12/31/10, 0.23%, due 1/3/11, proceeds $5,900,113; collateralized by U.S. Treasury Notes, 3.50%, due 5/15/20, valued at $6,040,265, including accrued interest		5,900,000
957	State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $957,001; collateralized by U.S. Treasury Notes, 2.125%, due 5/31/15, valued at $976,320 including accrued interest		957,000
	Total Repurchase Agreements (cost—$6,857,000)		6,857,000
	Total Short-Term Investments (cost—$32,765,316)		33,398,896

Contracts
OPTIONS PURCHASED (i)—0.1%
	Put Options—0.1%
	S&P 500 Index Futures (CME),
220	strike price $1,175, expires 1/21/11 (cost—$484,825)		176,000

	Total Investments before options written (cost—$235,594,626)(l)—178.0%		260,195,087

Contracts		Value*
OPTIONS WRITTEN (i)—(1.1)%
	Call Options—(0.6)%
	S&P 500 Index Futures (CME),
220	strike price $1,235, expires 1/21/11 (premiums received—$1,374,175)	$(1,633,500)

	Total Investments net of options written (cost—$234,220,451)—176.9%	258,561,587
	Other liabilities in excess of other assets—(76.9)%	(112,425,495)
	Net Assets—100%	$146,136,092

Notes to Schedule of Investments:

*                      Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)               Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $46,706,088, representing 32.0% of net assets.

(b)              Illiquid.

(c)               These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on December 31, 2010.

(d)              144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)               Delayed-delivery. To be delivered after December 31, 2010.

(f)                 Fair-Valued—Securities with an aggregate value of $2,473,599, representing 1.7% of net assets.

(g)              Perpetual maturity. Maturity date shown is the first call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.

(h)              All or partial amount segregated for the benefit of the counterparty as collateral for derivative securities.

(i)                  Non-income producing.

(j)                  All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreements.

(k)               Rates shown are the effective yields at purchase date.

(l)                  At December 31, 2010, the cost basis of portfolio securities for federal income tax purposes was $236,130,750. Aggregate gross unrealized appreciation for securities in which there was an excess value over tax cost was $28,843,604; aggregate gross unrealized depreciation for securities in which there was an excess of tax cost over value was $4,779,267; and net unrealized appreciation for federal income tax purposes was $24,064,337. The difference between book and tax cost was attributable to wash sales.

Glossary:

ABS—Asset-Backed Securities

CME—Chicago Mercantile Exchange

CMO—Collateralized Mortgage Obligation

€—Euro

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2010.

¥—Japanese Yen

LIBOR—London Inter-Bank Offered Rate

MBIA—insured by Municipal Bond Investors Assurance

MBS—Mortgage-Backed Securities

NR—Not Rated

VRN—Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on December 31, 2010.

WR—Withdrawn Rating

Other Investments:

(A)  Futures contracts outstanding at December 31, 2010:

			Market
			Value	Expiration	Unrealized
Type		Contracts	(000s)	Date	Appreciation
Long:	E-mini S&P 500 Index	417	$26,125	3/18/11	$314,180
	S&P 500 Index	151	47,301	3/17/11	839,325
					$1,153,505

At December 31, 2010, the Fund pledged, for the benefit of the counterparty, cash collateral of $484,000 for futures contracts.

(B)  Transactions in options written for the nine months ended December 31, 2010:

	Contracts	Premiums
Options outstanding, March 31, 2010	200	$1,024,250
Options written	1,980	14,028,575
Options terminated in closing transactions	(1,760)	(12,654,400)
Options assigned	(200)	(1,024,250)
Options outstanding, December 31, 2010	220	$1,374,175

(C) Credit default swap agreements:

Buy protection swap agreements outstanding at December 31, 2010 (1):

							Upfront
Swap Counterparty/	Notional Amount	Credit		Termination	Payments	Market	Premiums	Unrealized
Referenced Debt Issuer	(000s) (4)	Spread (3)		Date	Made	Value (5)	Paid	Appreciation
Citigroup:
CIFC	$1,000		†	10/20/20	(2.15)%	$250,441	—	$250,441
Goldman Sachs:
CIFC	478		†	10/20/20	(4.50)%	181,765	—	181,765
TELOS	1,500		†	10/11/21	(5.00)%	538,544	—	538,544
JPMorgan Chase:
Indymac Home Equity Loan	1,265		†	6/25/30	(0.45)%	350,381	—	350,381
Morgan Stanley:
Aegis Asset Backed Securities Trust	1,272		†	6/25/34	(1.15)%	703,927	—	703,927
						$2,025,058	—	$2,025,058

Sell protection swap agreements outstanding at December 31, 2010 (2):

						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s) (4)	Spread (3)	Date	Received	Value (5)	(Received)	(Depreciation)
Bank of America:
Long Beach Mortgage Loan Trust	$719	†	7/25/33	6.25%	$(642,348)	—	$(642,348)
Barclays Bank:
RSHB Capital	4,900	1.04%	7/20/11	1.65%	53,972	—	53,972
Citigroup:
General Electric	2,100	1.08%	12/20/13	4.65%	221,978	—	221,978
SLM	1,700	2.12%	12/20/13	5.00%	143,421	$(267,750)	411,171
Deutsche Bank:
American International Group	2,000	0.98%	3/20/13	2.10%	50,717	—	50,717
General Electric	1,300	1.08%	12/20/13	4.70%	139,331	—	139,331
SLM	1,200	2.12%	12/20/13	5.00%	101,239	(168,000)	269,239
Merrill Lynch:
American Express	1,000	0.50%	12/20/13	4.40%	116,658	—	116,658
SLM	1,000	2.12%	12/20/13	5.00%	84,366	(140,000)	224,366
Morgan Stanley:
Indymac Home Equity Loan	1,265	†	6/25/30	1.82%	(327,832)	—	(327,832)
Morgan Stanley Dean Witter	156	†	8/25/32	3.22%	(150,406)	(2,931)	(147,475)
UBS:
Aegis Asset Backed Securities Trust	1,272	†	6/25/34	1.50%	(696,960)	—	(696,960)
					$(905,864)	$(578,681)	$(327,183)

† Credit spread not quoted for asset-backed securities.

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4) The maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at December 31, 2010 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(D) Interest rate swap agreements outstanding at December 31, 2010:

	Notional		Rate Type			Upfront	Unrealized
	Amount	Termination	Payments	Payments	Market	Premiums	Appreciation
Swap Counterparty	(000s)	Date	Made	Received	Value	Paid(Received)	(Depreciation)
Credit Suisse First Boston	$80,000	6/17/29	3-Month USD-LIBOR	4.60%	$7,060,691	$(360,000)	$7,420,691
Deutsche Bank	50,000	9/22/16	3-Month USD-LIBOR	3.30%	2,769,782	—	2,769,782
Deutsche Bank	50,000	12/16/16	4.00%	3-Month USD-LIBOR	(2,479,888)	568,000	(3,047,888)
Morgan Stanley	78,000	12/16/11	3-Month USD-LIBOR	3.00%	2,017,750	2,816,252	(798,502)
Morgan Stanley	100,300	6/15/31	4.00%	3-Month USD-LIBOR	1,759,581	(6,974,862)	8,734,443
					$11,127,916	$(3,950,610)	$15,078,526

LIBOR - London Inter-Bank Offered Rate

(E) Total return swap contracts outstanding at December 31, 2010:

Pay/Receive
Total Return		# of		Notional	Maturity		Unrealized
on Reference Index	Index	Units	Floating Rate (1)	Amount	Date	Counterparty	Appreciation
Receive	MSCI Daily Total Return EAFE	18,014	1-month USD-LIBOR minus 0.07%	72,500,928	1/31/12	Banc of America	$378,132

(1) Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

EAFE—Europe and Australasia, Far East Equity Index

LIBOR—London Inter-Bank Offered Rate

MSCI—Morgan Stanley Capital International

(F)  Forward foreign currency contracts outstanding at December 31, 2010:

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	December 31, 2010	(Depreciation)
Purchased:
753,000 Australian Dollar settling 1/28/11	Credit Suisse First Boston	$715,958	$769,666	$53,708
413,000 British Pound settling 3/21/11	Barclays Bank	644,040	646,232	2,192
413,000 British Pound settling 3/21/11	Deutsche Bank	644,162	646,233	2,071
276,000 British Pound settling 3/21/11	Royal Bank of Scotland	431,458	431,865	407
423,000 Danish Krone settling 2/7/11	Royal Bank of Canada	78,721	76,143	(2,578)
750,000 Euro settling 1/6/11	Citigroup	1,014,727	1,006,160	(8,567)
1,483,000 Hong Kong Dollar settling 1/24/11	Barclays Bank	191,224	190,806	(418)
1,483,000 Hong Kong Dollar settling 4/21/11	HSBC Bank	190,862	190,932	70
32,878,000 Japanese Yen settling 1/14/11	Goldman Sachs	390,610	405,413	14,803
19,567,000 Japanese Yen settling 1/14/11	Royal Bank of Canada	232,384	241,278	8,894
39,130,000 Japanese Yen settling 1/14/11	Royal Bank of Scotland	465,551	482,506	16,955
381,000 Norwegian Krone settling 2/7/11	Royal Bank of Canada	64,572	65,439	867
1,659,000 Swedish Krona settling 2/7/11	Royal Bank of Canada	246,776	246,491	(285)
654,000 Swiss Franc settling 2/7/11	Royal Bank of Canada	658,935	701,923	42,988
Sold:
2,139,000 Euro settling 1/6/11	Barclays Bank	2,869,564	2,869,569	(5)
4,376,000 Euro settling 1/25/11	Citigroup	6,078,662	5,870,448	208,214
1,483,000 Hong Kong Dollar settling 1/24/11	HSBC Bank	190,752	190,806	(54)
				$339,262

At December 31, 2010, the Fund held $19,140,000 in cash as collateral for derivative contracts.

Cash collateral received may be invested in accordance with the Fund’s investment strategy.

(G) Open reverse repurchase agreements at December 31, 2010

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.45%	11/30/10	1/6/11	$1,354,575	$1,354,000
	0.50%	12/13/10	1/24/11	4,506,856	4,505,542
	0.65%	12/23/10	1/26/11	1,173,383	1,173,150
	0.95%	12/30/10	1/31/11	2,698,285	2,698,000
	0.96%	12/28/10	1/26/11	1,972,316	1,972,000
	0.96%	12/29/10	1/28/11	2,332,311	2,332,000
	1.18%	12/29/10	1/28/11	1,168,191	1,168,000
	1.18%	12/30/10	1/31/11	849,111	849,000
Barclays Bank	0.33%	12/13/10	1/13/11	14,241,741	14,239,000
	0.40%	12/15/10	1/13/11	505,107	505,000
	0.50%	12/1/10	1/6/11	2,067,947	2,067,000
	0.50%	12/2/10	1/10/11	2,002,890	2,002,000
	0.50%	12/7/10	1/12/11	3,617,356	3,616,000
	0.50%	12/13/10	1/14/11	950,277	950,000
	0.50%	12/13/10	1/24/11	2,003,584	2,003,000
	0.50%	12/15/10	1/25/11	1,258,332	1,258,000
	0.50%	12/21/10	1/27/11	2,585,467	2,585,000
	0.70%	12/1/10	1/6/11	4,091,624	4,089,000
	0.70%	12/7/10	1/12/11	6,455,387	6,452,000
	0.70%	12/9/10	1/12/11	2,976,446	2,975,000
	0.70%	12/13/10	1/24/11	7,989,261	7,986,000
	1.01%	12/7/10	1/12/11	2,481,886	2,480,000
	1.26%	12/7/10	1/12/11	4,459,223	4,455,000
Citigroup	0.50%	12/15/10	1/13/11	718,189	718,000
Credit Suisse First Boston	0.70%	12/6/10	1/12/11	2,066,124	2,065,000
	0.70%	12/17/10	1/12/11	4,842,600	4,841,000
	0.75%	12/17/10	1/12/11	3,295,167	3,294,000
Greenwich Capital Markets	0.50%	12/1/10	1/10/11	1,918,879	1,918,000
	0.76%	12/9/10	1/12/11	1,184,628	1,184,000
	0.86%	12/9/10	1/12/11	4,406,642	4,404,000
JPMorgan Chase	0.60%	11/30/10	1/7/11	13,042,387	13,035,000
	0.60%	12/13/10	1/18/11	2,687,940	2,687,000
Morgan Stanley	0.50%	12/17/10	1/18/11	4,246,002	4,245,000
					$112,104,692

The weighted average daily balance of reverse repurchase agreements outstanding during the nine months ended December 31, 2010 was $125,258,620 at a weighted average interest rate of 0.65%.  The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated for the benefit of the counterparty as collateral for reverse repurchase agreement) for open reverse repurchase agreements at December 31, 2010 was $122,307,446.

At December 31, 2010, the Fund held $40,000 in principal value of U.S. Treasury Notes and $190,000 in cash as collateral for reverse repurchase agreements outstanding. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Fund’s Schedule of Investments.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 — valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the nine months ended December 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasuries are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of Government sponsored enterprise and mortgage-backed securities are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Option Contracts — Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Interest Rate Swaps — Interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given  maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Total Return Swaps — Total Return swaps are valued by independent pricing services using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable, the values of total return swaps are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at December 31, 2010 in valuing the Fund’s assets and liabilities is listed below:

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	12/31/10
Investments in Securities - Assets
Mortgage-Backed Securities	—	$101,991,298	$1,351,474	$103,342,772
Corporate Bonds & Notes:
Airlines	—	1,101,250	4,369,137	5,470,387
All Other	—	78,388,911	—	78,388,911
U.S. Government Agency Securities	—	16,224,624	—	16,224,624
Asset-Backed Securities	—	12,815,931	1,122,125	13,938,056
Senior Loans	—	5,394,035	—	5,394,035
U.S. Treasury Obligations	—	2,072,188	—	2,072,188
Municipal Bonds & Notes	—	1,316,476	—	1,316,476
Convertible Preferred Stock	$472,742	—	—	472,742
Short-Term Investments	—	33,398,896	—	33,398,896
Options Purchased:
Market Price	176,000	—	—	176,000
Total Investments in Securities - Assets	$648,742	$252,703,609	$6,842,736	$260,195,087

Investments in Securities - Liabilities
Options Written, at value:
Market Price	$(1,633,500)	—	—	$(1,633,500)

Other Financial Instruments* - Assets
Market Price	$1,153,505	$5,034,734	—	$6,188,239
Credit Contracts	—	3,262,049	$250,441	3,512,490
Interest Contracts	—	18,924,916	—	18,924,916
Foreign Exchange Contracts	—	351,169	—	351,169
Total Other Financial Instruments* - Assets	$1,153,505	$27,572,868	$250,441	$28,976,814

Other Financial Instruments* - Liabilities
Credit Contracts	—	$(1,814,615)	—	$(1,814,615)
Interest Contracts	—	(3,846,390)	—	(3,846,390)
Foreign Exchange Contracts	—	(11,907)	—	(11,907)
Total Other Financial Instruments* - Liabilities	—	$(5,672,912)	—	$(5,672,912)
Total Investments	$168,747	$274,603,565	$7,093,177	$281,865,489

*Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers between Levels 1 and 2 during the nine months ended December 31, 2010.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended December 31, 2010, was as follows:

					Net Change
	Beginning	Net	Accrued	Net	in Unrealized	Transfers	Transfers	Ending
	Balance	Purchases(Sales)	Discounts	Realized	Appreciation/	into	out	Balance
	3/31/10	and Settlements	(Premiums)	Gain(Loss)	Depreciation	Level 3	of Level 3**	12/31/10
Investments in Securities - Assets
Mortgaged-Backed Securities	$4,319,510	$(236,765)	$18,173	$43,529	$876,894	—	$(3,669,867)	$1,351,474
Corporate Bonds & Notes:
Airlines	4,258,178	(251,877)	36,374	24,824	301,638	—	—	4,369,137
Asset-Backed Securities	1,073,021	(59,431)	(82)	(91)	108,708	—	—	1,122,125
Total Investments in Securities - Assets	$9,650,709	$(548,073)	$54,465	$68,262	$1,287,240	—	$(3,669,867)	$6,842,736
Other Financial Instruments* - Assets
Credit Contracts	$388,360	—	—	—	$(137,919)	—	—	$250,441
Total Investments	$10,039,069	$(548,073)	$54,465	$68,262	$1,149,321	—	$(3,669,867)	$7,093,177

**Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at December 31, 2010 was $577,465 and $(137,919), respectively.

Item 2.  Controls and Procedures

(a)          The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)         There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits

(a)          Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Global StocksPLUS® & Income Fund

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: February 24, 2011

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: February 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: February 24, 2011

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: February 24, 2011